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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-30639) of Griffin Land & Nurseries, Inc. of our reports dated February 24, 2005, except for Note 13 for which the date is October 3, 2005, relating to the consolidated financial statements and financial statement schedules which appear in this Form 10-K/A.

Hartford, Connecticut October 28, 2005

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm